Other liabilities	12 Months Ended
Dec. 31, 2018
Other liabilities
Other liabilities

Note 21 - Other liabilities

Accounting policies

Financial liabilities are recognized initially at fair value less transaction costs. In subsequent periods, financial liabilities are measured at amortized cost corresponding to the capitalized value using the effective interest method.

Provisions are measured as the best estimate of the costs needed at the balance sheet date to settle obligations. Provisions also include contingent payments on the conclusion of agreements, contracts, etc.

		Restated
DKK thousand	2018	2017
Severance payment	925	896
Employee benefits	34,971	28,165
Royalty payable to third party	6,682	763
Interest payable on royalty bond	0	4,295
Investment in Beta Bionics	22,803	0
Other payables	15,483	7,335
Total other liabilities	80,864	41,454